 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 22, 2015

NATION ENERGY, INC.

 (Exact name of registrant as specified in its charter)

WYOMING	000-30193	59-2887569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite F- 1500 West 16th Avenue Vancouver, BC		V6J 2L6 Canada
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(604) 331-3399

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 22, 2015, we held our annual and special meeting of stockholders.

The final voting results for each of the proposals submitted to a vote of the stockholders are set forth below.

Election of Directors

At the annual and special meeting, our stockholders elected the following directors with the following votes:

Directors	For	Against	Abstain	Broker Non-Votes
John R. Hislop	13,080,170	0	0	0
David N. Siegel	13,080,170	0	0	0
Darrel Causbrook	13,080,170	0	0	0
Marc Bruner	13,080,170	0	0	0

Ratification of Appointment of Auditors

At the annual and special meeting, our stockholders ratified the appointment of SingerLewak LLP as our independent registered public accounting firm with the following votes:

For	Against	Abstain	Broker Non Votes
13,080,170	0	0	0

Ratification and Approval of the Amendment to the Articles of Incorporation

At the annual and special meeting, our stockholders ratified and approved an amendment to our articles of incorporation to increase the number of authorized shares of common stock of our company from 100,000,000 to 5,000,000,000 with the following votes:

For	Against	Abstain	Broker Non Votes
13,079,170	0	1,000	0

Approval of the Amendment and Restatement of the Articles of Incorporation to Add a Clause Establishing a Quorum for the Transaction of Business at a Meeting

At the annual and special meeting, our stockholders approved an amendment to our articles of incorporation to add a clause establishing a quorum for the transaction of business at a meeting with the following votes:

For	Against	Abstain	Broker Non Votes
13,079,170	0	1,000	0

Approval of the Amendment and Restatement of the Articles of Incorporation to Add a Clause Permitting Actions to be Taken by a Majority of Shareholders by Written Consent in Lieu of a Meeting

At the annual and special meeting, our stockholders approved an amendment to our articles of incorporation to add a clause permitting actions to be taken by a majority of shareholders by written consent in lieu of a meeting with the following votes:

For	Against	Abstain	Broker Non Votes
13,080,170	0	0	0

Approval of a Resolution adopting the Amendment and Restatement of the Articles of Incorporation

At the annual and special meeting, our stockholders approved a resolution adopting the Amended and Restated Articles of Incorporation with the following votes:

For	Against	Abstain	Broker Non Votes
13,079,170	0	1,000	0

Approval of the Issuance of Shares of Common Stock to Paltar Petroleum Limited

At the annual and special meeting, our stockholders approved a resolution approving the issuance of 600,000,000 shares of common stock to Paltar Petroleum Limited with the following votes:

For	Against	Abstain	Broker Non Votes
13,079,170	0	1,000	0

Non-Binding Advisory Vote to Approve the Compensation of Our Executive Officers

At the annual and special meeting, our stockholders approved, on a non-binding advisory basis, the compensation of our executive officer as disclosed in the proxy statement with the following votes:

For	Against	Abstain	Broker Non Votes
13,080,170	0	0	0

Non-Binding Advisory Vote to Determine the Frequency of an Advisory Vote on Executive Compensation

At the annual and special meeting, our stockholders approved, on a non-binding advisory basis, three years as the frequency with which stockholders should have an opportunity to vote on the compensation of our named executive officers with the following votes:

One Year	Two Year	Three Year	Abstain	Broker Non Votes
0	1,000	13,179,170	0	0

The stockholders’ selection of every three years is consistent with our board’s recommendation with respect to the frequency of such advisory vote.  Based on the results of this vote, our company decided to include a stockholder vote on executive compensation in our proxy materials every three years until the next required vote on the frequency of such a vote is required.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
99.1	News Release dated July 23, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATION ENERGY, INC.

Date: July 23, 2015

By:

“/s/ John R. Hislop”

John R Hislop

President, Chief Executive Officer, Chairman of the Board, Chief Financial Officer, and Director